Debt	12 Months Ended
Dec. 31, 2012
Disclosure Text Block
Debt

NOTE 12 DEBT

Revolving Credit Facilities

At December 31, 2012, TDS and U.S. Cellular had revolving credit facilities available for general corporate purposes. Amounts under the revolving credit facilities may be borrowed, repaid and reborrowed from time to time until maturity. Neither TDS nor U.S. Cellular borrowed under their current or previous revolving credit facilities in 2012, 2011 or 2010 except for letters of credit.

TDS' and U.S. Cellular's interest cost on their revolving credit facilities is subject to increase if their current credit ratings from nationally recognized credit rating agencies are lowered, and is subject to decrease if the ratings are raised. The credit facilities would not cease to be available nor would the maturity date accelerate solely as a result of a downgrade in TDS' or U.S. Cellular's credit rating. However, a downgrade in TDS' or U.S. Cellular's credit rating could adversely affect their ability to renew the credit facilities or obtain access to other credit facilities in the future.

The maturity date of any borrowings under the TDS and U.S. Cellular revolving credit facilities would accelerate in the event of a change in control.

In 2012, each of the TDS and U.S. Cellular revolving credit facilities were amended to extend the maturity date from December 2015 to December 2017.

The following table summarizes the terms of such revolving credit facilities as of December 31, 2012:

(Dollars in millions)	TDS	U.S. Cellular
Maximum borrowing capacity	$400.0	$300.0
Letters of credit outstanding	$0.2	$0.2
Amount borrowed	$-	$-
Amount available for use	$399.8	$299.8
Borrowing rate: One-month London Interbank Offered Rate (“LIBOR”) plus contractual spread (1)	1.46%	1.46%
LIBOR	0.21%	0.21%
Contractual spread	1.25%	1.25%
Range of commitment fees on amount available for use (2)
Low	0.13%	0.13%
High	0.30%	0.30%
Agreement date	December 2010	December 2010
Maturity date	December 2017	December 2017

Fees incurred attributable to the Revolving Credit Facility are as follows:
Fees incurred as a percent of Maximum borrowing capacity for 2012	0.33%	0.38%
Fees incurred, amount
2012	$1.3	$1.1
2011	$1.5	$1.2
2010	$4.8	$3.8

(1)	Borrowings under the revolving credit facility bear interest at LIBOR plus a contractual spread based on TDS' or U.S. Cellular’s credit rating or, at TDS' or U.S. Cellular’s option, an alternate “Base Rate” as defined in the revolving credit agreement. TDS and U.S. Cellular may select a borrowing period of either one, two, three or six months (or other period of twelve months or less if requested by TDS or U.S. Cellular and approved by the lenders). If TDS or U.S. Cellular provides notice of intent to borrow less than three business days in advance of a borrowing, interest on borrowing is at the Base Rate plus the contractual spread.

(2)	The revolving credit facility has commitment fees based on the unsecured senior debt ratings assigned to TDS and U.S. Cellular by certain ratings agencies.

The continued availability of the revolving credit facilities requires TDS and U.S. Cellular to comply with certain negative and affirmative covenants, maintain certain financial ratios and make representations regarding certain matters at the time of each borrowing. TDS and U.S. Cellular believe they were in compliance as of December 31, 2012 with all covenants and other requirements set forth in the revolving credit facilities.

In connection with U.S. Cellular's revolving credit facility, TDS and U.S. Cellular entered into a subordination agreement dated December 17, 2010 together with the administrative agent for the lenders under U.S. Cellular's revolving credit agreement. Pursuant to this subordination agreement, (a) any consolidated funded indebtedness from U.S. Cellular to TDS will be unsecured and (b) any (i) consolidated funded indebtedness from U.S. Cellular to TDS (other than “refinancing indebtedness” as defined in the subordination agreement) in excess of $105,000,000, and (ii) refinancing indebtedness in excess of $250,000,000, will be subordinated and made junior in right of payment to the prior payment in full of obligations to the lenders under U.S. Cellular's revolving credit agreement. As of December 31, 2012, U.S. Cellular had no outstanding consolidated funded indebtedness or refinancing indebtedness that was subordinated to the revolving credit agreement pursuant to the subordination agreement.

At December 31, 2012, TDS had recorded $7.6 million of issuance costs related to the revolving credit facilities which is included in Other assets and deferred charges in the Consolidated Balance Sheet.

Long-Term Debt

In November 2012, TDS issued $195 million aggregate principal amount of 5.875% Senior notes. TDS expects to use the net proceeds for general corporate purposes, including acquisitions.

Long-term debt as of December 31, 2012 and 2011 was as follows:

December 31,				2012	2011
(Dollars in thousands)	Issuance date	Maturity date	Call date
TDS:
Unsecured Senior Notes
6.625%	March 2005	March 2045	March 2010	$116,250	$116,250
6.875%	November 2010	November 2059	November 2015	225,000	225,000
7.0%	March 2011	March 2060	March 2016	300,000	300,000
5.875%	November 2012	December 2061	December 2017	195,000	-
Purchase contract at 6.0%	October 2001	October 2021		1,097	1,097
Total Parent				837,347	642,347
Subsidiaries:
U.S. Cellular -
Unsecured Senior Notes
6.7%	December 2003 and June 2004	December 2033	December 2003	544,000	544,000
Less: 6.7% Unamortized discount				(11,806)	(9,889)
				532,194	534,111
6.95%	May 2011	May 2060	May 2016	342,000	342,000
Obligation on capital leases				4,756	4,336
TDS Telecom -
Rural Utilities Service (“RUS”) and other notes				844	1,976
Non-Reportable Segment -
Long-term notes, 3.7% to 4.8%		Through 2016		5,663	6,478
Obligation on capital leases				-	118
Total Subsidiaries				885,457	889,019
Total long-term debt				1,722,804	1,531,366
Long-term debt, current				1,233	1,509
Long-term debt, noncurrent				$1,721,571	$1,529,857

TDS may redeem its callable notes and U.S. Cellular may redeem its 6.95% Senior Notes, in whole or in part at any time after the respective call date, at a redemption price equal to 100% of the principal amount redeemed plus accrued and unpaid interest. U.S. Cellular may redeem the 6.7% Senior Notes, in whole or in part, at any time prior to maturity at a redemption price equal to the greater of (a) 100% of the principal amount of such notes, plus accrued and unpaid interest, or (b) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date on a semi-annual basis at the Treasury Rate plus 30 basis points.

Interest on the notes is payable quarterly on Senior Notes outstanding at December 31, 2012, with the exception of U.S. Cellular's 6.7% note in which interest is payable semi-annually.

Capitalized debt issuance costs for Unsecured Senior Notes totaled $44.6 million and are included in Other assets and deferred charges (a long-term asset account). These costs are amortized over the life of the notes using the effective interest method.

The annual requirements for principal payments on long-term debt are approximately $1.2 million, $1.6 million, $1.2 million, $3.0 million and $0.2 million for the years 2013 through 2017, respectively.

The covenants associated with TDS and its subsidiaries' long-term debt obligations, among other things, restrict TDS' ability, subject to certain exclusions, to incur additional liens, enter into sale and leaseback transactions, and sell, consolidate or merge assets.

TDS' long-term debt indentures do not contain any provisions resulting in acceleration of the maturities of outstanding debt in the event of a change in TDS' credit rating. However, a downgrade in TDS' credit rating could adversely affect its ability to obtain long-term debt financing in the future.